SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported): December 20, 2007

TITAN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

New Mexico	0-25024	85-0206831
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3206 Candelaria NE, Albuquerque, N.M	87107
(Address of Principal Executive Offices)	(Zip Code)

.

Registrant's telephone number including area code: (505) 884-0272

N/A
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)]
[]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)]

Item 1.01 Entry into a Material Definitive Agreement.

The Company confirms that on December 20, 2007 it received a signed Memorandum of Understanding (“MOU”) and a Second Amended License Agreement with Ally Investments, L.L.P., a Texas Limited Partnership (“Ally”).

Among other terms the Second Amended License Agreement increases Ally’s tire recycling license territory from the four states of Texas, Louisiana, Oklahoma and Mississippi to the entire U.S. and amends the license fee that Ally will pay to the Company for each plant built after construction of the first plant (currently proposed to be built in Port Arthur, Texas) from $1,600,000 per double train plant plus a 1½% royalty to a 10% equity ownership in the entity that owns each subsequent plant at no cost to Titan..

The MOU deals with electronic scrap and provides, in relevant part, that Ally will finance the preparation of a feasibility report, the obtaining of an air quality permit, and the testing of a representative sample of electronic scrap by Titan and its 50/50 partner in development of recycling technology for plastics and electronic scrap, Adherent Technologies, Inc., to determine what constituent solids, liquids and gaseous materials are contained within the electronic scrap and how best to process electronic scrap to optimize the return from its constituent parts based upon market demands.

If the results of the testing and market analysis are positive, the MOU further provides that Titan grants to Ally a license to build plants to process scrap electronics throughout the United States. Ally will pay to Titan and Adherent a 10% ownership in each entity that owns each electronic scrap recycling plant at no cost to Titan or Adherent plus an initial pre-payment of $500,000 to each of Titan and Adherent payable at the time Ally secures both sufficient funding and government approval to commence construction of the first electronics plant.

The MOU proposes that Ally will build the first electronic scrap recycling plant in the U.S. within a reasonable time and the MOU requires that the first plant be completed no later than four years after Ally provides the first sample of electronic scrap material to Titan and Adherent for testing.  The $1,000,000 payment will constitute a pre-payment of future revenues due to Titan and Adherent.

For a more complete description of the terms of the Second Amended License Agreement and MOU, please see the executed copies of each attached hereto as Exhibit 10.24 and 10.25  respectively.

Section 9.01 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.24	Second Amended License Agreement with Ally Investments, L.L.P. dated December 12, 2007

10.25	Memorandum of Understanding between Titan Technologies, Inc. and Ally Investments, L.L.P. dated December 12, 2007

SIGNATURE

Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Titan Technologies, Inc.

Date: December 21, 2007	By:	/s/ Ronald L. Wilder
Ronald L. Wilder, President,
Chief Executive Officer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.24	Second Amended License Agreement with Ally Investments, L.L.P. dated December 12, 2007

10.25	Memorandum of Understanding between Titan Technologies, Inc. and Ally Investments, L.L.P. dated December 12, 2007